Cade Industries, Inc.

                              * * *

                          Exhibit Index

                               to

  Quarterly Report on Form 10-Q for the period ended June 30, 1995


Exhibit                     Incorporated Herein       Filed
Number     Description        by Reference To:       Herewith

3.1       Articles of         Exhibit 4.1 to the
          Incorporation       Registrant's Form
                              S-8 Registration
                              Statement dated
                              November 10, 1990

3.2       Bylaws              Exhibit 3.2 to
                              Registrant's 1992
                              10-K

27        Financial Data                                X
          Schedule





















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